Exhibit 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2010 – Quarter 3
Note: amounts are in thousands, except per share amounts
Third quarter (Q3), ended January 22, 2010, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
	Q3	% of	Q3	% of	Q3	Q3	Q3	Q3
	2010	sales	2009	sales	2010	2009	2010	2009
Net sales	$429,823		$443,773		$343,037	$359,190	$86,786	$84,583

Cost of sales	134,241	31.2%	139,619	31.5%	24.4%	25.1%	58.3%	58.6%
Operating wages	144,608	33.7%	147,999	33.3%	39.1%	38.7%	12.0%	10.6%
Other operating	68,020	15.8%	69,971	15.8%	18.4%	18.4%	5.5%	4.7%
S,G, & A	33,449	7.8%	43,980	9.9%	5.4%	7.8%	17.3%	18.7%
Depr. & amort.	21,112	4.9%	20,676	4.7%	5.4%	5.2%	2.9%	2.4%
Goodwill & other intangibles impairment	—	—	67,962	15.3%	—	18.9%	—	—

Operating income (loss)	28,393	6.6%	(46,434)	(10.5%)	7.3%	(14.1%)	4.0%	5.0%

Interest	2,511	0.6%	3,196	0.7%

Pre-tax income (loss)	25,882	6.0%	(49,630)	(11.2%)

Income taxes	7,915	1.8%	1,738	0.4%

Net income (loss)	$17,967	4.2%	$(51,368)	(11.6%)

EPS — basic	$0.58		$(1.67)
EPS — diluted	$0.58		$(1.67)

Dividends paid per share	$0.18		$0.16

Weighted average shares outstanding:

Basic	30,843		30,724
Dilutive stock options	93		—

Diluted	30,936		30,724

Shares outstanding at quarter end	30,478		30,698

•	Income taxes, as a percentage of pre-tax income, were 30.6% vs. 26.6% (excluding nondeductible goodwill impairment charge of $56,162)
Fiscal 2010 – Quarter 3 p 1

Consolidated Q3 Review:
•	Net sales decreased 3.1% ($429.8 million vs. $443.8 million).

•	Operating income increased significantly ($28.4 million profit vs. $46.4 million loss).

•	Pre-tax income increased significantly ($25.9 million profit vs. $49.6 million loss).

•	Effective tax rate was 30.6% compared to 26.6% (excluding nondeductible goodwill impairment charge of $56.2 million).

•	Net income increased significantly ($18.0 million profit vs. $51.4 million loss).

•	Diluted EPS was $0.58 vs. ($1.67).

•	The third quarter results of fiscal 2009 included the impact of the following:
•	Consolidated and restaurant results for the third quarter of fiscal 2009 included a pre-tax charge of $68.0 million related to the impairment of goodwill ($56.2 million) and other intangible assets ($11.8 million) for Mimi’s restaurants that are reflected separately on the income statement.

•	Consolidated and restaurant results for the third quarter of fiscal 2009 included pre-tax charges of $0.8 million related to severance and retirement that are reflected in S,G&A.

•	Consolidated and restaurant results for the third quarter of fiscal 2009 included a net pre-tax gain of $0.3 million on asset disposals that are reflected in S,G&A.

•	Consolidated and restaurant results for the third quarter of fiscal 2009 included a pre-tax charge of $6.4 million related to underperforming restaurants that are reflected in S,G&A.

•	Consolidated and food products results for the third quarter of fiscal 2009 included a pre-tax charge of $0.4 million for unusable spare parts. The charge is reflected in other operating expenses.
Fiscal 2010 – Quarter 3 p 2

Restaurant Q3 Review:
•	Overall restaurant sales decreased 4.5% ($343.0 million vs. $359.2 million).

•	Nominal same-store sales decreased 4.2% at Bob Evans Restaurants and decreased 8.3% at Mimi’s.

•	Operating income increased significantly ($24.9 million profit vs. $50.7 million loss).

•	Operating margin was 7.3% compared to (14.1%).

•	Restaurants in operation at quarter end were: 569 Bob Evans Restaurants and 146 Mimi’s. 569 Bob Evans Restaurants and 141 Mimi’s were in operation a year ago.

•	Restaurant openings, by quarter:
Bob Evans Restaurants:

Fiscal	Beginning						Full			Ending
Year	Total	Q1	Q2	Q3	Q4		Year		Closings	Total
2010	570	0	0	0	0	e	0	e	1	569	e
2009	571	0	0	0	1		1		2	570
2008	579	0	0	1	1		2		10	571
2007	587	4	1	3	2		10		18	579
2006	591	6	6	3	5		20		24	587
Mimi’s Cafes:

Fiscal	Beginning						Full			Ending
Year	Total	Q1	Q2	Q3	Q4		Year		Closings	Total
2010	144	0	1	1	0	e	2	e	0	146	e
2009	132	3	4	2	3		12		0	144
2008	115	1	2	8	6		17		0	132
2007	102	2	1	3	7		13		0	115
2006	92	1	2	1	6		10		0	102
Consolidated Restaurants:

Fiscal	Beginning						Full			Ending
Year	Total	Q1	Q2	Q3	Q4		Year		Closings	Total
2010	714	0	1	1	0	e	2	e	1	715	e
2009	703	3	4	2	4		13		2	714
2008	694	1	2	9	7		19		10	703
2007	689	6	2	6	9		23		18	694
2006	683	7	8	4	11		30		24	689
Fiscal 2010 – Quarter 3 p 3

•	Rebuilt restaurant openings, by quarter:

Fiscal
Year	Q1	Q2	Q3	Q4		Full Year
2010	1	1	0	0	e	2	e
2009	1	3	0	0		4
2008	2	2	1	3		8
2007	1	1	1	1		4
2006	6	4	3	1		14
•	Bob Evans Restaurants same-store sales analysis (24-month core; 560 restaurants):

	Fiscal 2010			Fiscal 2009			Fiscal 2008
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(2.8)	2.7	(5.5)	4.4	2.8	1.6	0.9	2.0	(1.1)
June	(2.5)	2.2	(4.7)	0.9	2.9	(2.0)	4.0	2.6	1.4
July	(3.7)	2.3	(6.0)	1.1	2.9	(1.8)	4.4	2.6	1.8

Q1	(3.0)	2.4	(5.4)	2.0	2.9	(0.9)	3.2	2.4	0.8

August	(3.0)	2.3	(5.3)	(0.6)	2.9	(3.5)	4.3	2.6	1.7
September	(3.5)	2.4	(5.9)	0.1	2.9	(2.8)	0.4	2.6	(2.2)
October	(2.0)	2.4	(4.4)	(0.9)	2.9	(3.8)	(1.9)	1.8	(3.7)

Q2	(2.8)	2.3	(5.1)	(0.5)	2.9	(3.4)	0.7	2.3	(1.6)

November	(5.0)	0.7	(5.7)	(3.1)	3.5	(6.6)	2.1	2.8	(0.7)
December	(3.5)	0.7	(4.2)	3.8	3.2	0.6	1.1	3.2	(2.1)
January	(4.2)	1.3	(5.5)	(5.7)	3.0	(8.7)	1.2	2.3	(1.1)

Q3	(4.2)	0.9	(5.1)	(1.3)	3.3	(4.6)	1.5	2.8	(1.3)

February				(1.5)	3.2	(4.7)	3.3	2.4	0.9
March				(1.9)	3.2	(5.1)	0.1	2.4	(2.3)
April				(1.6)	3.2	(4.8)	1.7	2.4	(0.7)

Q4				(1.6)	3.2	(4.8)	1.7	2.4	(0.7)

Fiscal year				(0.3)	3.1	(3.4)	1.8	2.5	(0.7)
Fiscal 2010 — Quarter 3 p 4

•	Mimi’s Cafe same-store sales analysis (24-month core; 115 restaurants):

	Fiscal 2010			Fiscal 2009			Fiscal 2008
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(6.9)	2.4	(9.3)	(5.0)	2.6	(7.6)	(0.4)	4.0	(4.4)
June	(5.0)	2.3	(7.3)	(6.0)	2.7	(8.7)	(0.1)	4.0	(4.1)
July	(7.2)	2.3	(9.5)	(8.1)	2.7	(10.8)	(1.5)	3.9	(5.4)

Q1	(6.4)	2.3	(8.7)	(6.5)	2.7	(9.2)	(0.7)	4.0	(4.7)

August	(5.2)	2.2	(7.4)	(7.2)	2.7	(9.9)	(1.9)	3.9	(5.8)
September	(8.1)	2.2	(10.3)	(8.2)	2.7	(10.9)	(2.0)	3.9	(5.9)
October	(7.2)	2.2	(9.4)	(9.3)	2.8	(12.1)	(0.8)	3.7	(4.5)

Q2	(6.8)	2.2	(9.0)	(8.3)	2.7	(11.0)	(1.5)	3.8	(5.3)

November	(8.1)	2.2	(10.3)	(10.4)	3.0	(13.4)	(1.9)	2.8	(4.7)
December	(8.9)	2.2	(11.1)	(2.0)	2.8	(4.8)	(1.8)	2.8	(4.6)
January	(7.7)	2.2	(9.9)	(9.6)	2.2	(11.8)	(2.4)	2.2	(4.6)

Q3	(8.3)	2.2	(10.5)	(6.8)	2.7	(9.5)	(2.0)	2.6	(4.6)

February				(7.9)	2.2	(10.1)	(5.2)	2.1	(7.3)
March				(7.2)	1.2	(8.4)	(4.3)	2.6	(6.9)
April				(6.4)	1.2	(7.6)	(6.0)	2.6	(8.6)

Q4				(7.1)	1.5	(8.6)	(5.3)	2.4	(7.7)

Fiscal year				(7.2)	2.4	(9.6)	(2.4)	3.2	(5.6)
•	Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi's
Average annual store sales ($) — FY09	$1,779,000	$3,094,000

Q3 FY10 day part mix (%):
Breakfast	31%	22%
Lunch	39%	41%
Dinner	30%	37%

Q3 FY10 check average ($)	$8.17	$10.73
•	Quarterly restaurant sales by concept:

	Q3 2010	Q3 2009
Bob Evans Restaurants	$240,074	$250,390
Mimi’s Cafes	102,963	108,800

Total	$343,037	$359,190
Fiscal 2010 — Quarter 3 p 5

Food Products Q3 Review:
•	Net sales increased 2.6% ($86.8 million vs. $84.6 million).

•	Comparable pounds sold increased 20%.

•	Operating income decreased 17.7% ($3.5 million vs. $4.3 million).

•	Operating margin was 4.0% compared to 5.0%.

•	Average sow cost decreased 18% ($40.00 per cwt vs. $49.00 per cwt). Historical sow cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3	Q4	Average
2010	$43.00	$33.00	$40.00		$38.00
2009	$29.00	$51.00	$49.00	$51.00	$45.00
2008	$42.00	$40.00	$31.00	$27.00	$35.00
2007	$37.00	$41.00	$39.00	$36.00	$38.00
•	Comparable pounds sold review:

Fiscal Year	Q1	Q2	Q3	Q4	Average
2010	(3%)	10%	20%		8%
2009	13%	11%	(6%)	3%	6%
2008	4%	2%	8%	5%	5%
2007	13%	11%	4%	5%	8%
•	Net sales review (dollars in thousands):

	Q3	Q3
	2010	2009
Gross sales	$112,974	$101,635

Less: promotions	(25,401)	(16,268)

Less: returns and slotting	(787)	(784)

Net sales	$86,786	$84,583
Fiscal 2010 — Quarter 3 p 6

Balance Sheet Summary:

(in thousands)	Jan. 22, 2010	Apr. 24, 2009
Cash and equivalents	$19,782	$13,606
Other current assets	63,897	66,654
Net property, plant and equipment	980,321	1,002,692
Goodwill and other intangible assets	43,288	43,904
Other non-current assets	27,031	20,792

Total assets	$1,134,319	$1,147,648

Current portion of long-term debt	$26,905	$26,904
Line of credit	24,754	67,000
Other current liabilities	167,326	151,901
Long-term debt	149,287	176,192
Other long-term liabilities	140,311	127,945
Stockholders’ equity	625,736	597,706

Total liabilities and equity	$1,134,319	$1,147,648
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Certain statements in this report that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. We discuss these factors and events, along with certain other risks, uncertainties and assumptions, under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 24, 2009, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.
Fiscal 2010 — Quarter 3 p 7